                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.     )

FILED BY THE REGISTRANT [X]       FILED BY A PARTY OTHER THAN THE REGISTRANT [ ]
------------------------------------------------------------------------------

CHECK THE APPROPRIATE BOX:

[ ] Preliminary Proxy Statement
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12
[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))

                    MASSACHUSETTS INVESTORS GROWTH STOCK FUND
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):

[X] No Fee required

[ ] $500 per each party to the controversy pursuant to Exchange Act Rule
    14a-6(i)(3).

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1) Title of each class of securities to which transaction applies:

     2) Aggregate number of securities to which transaction applies:

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     4) Proposed maximum aggregate value of transaction:

     5) Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange
    Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:

     2) Form, Schedule or Registration Statement No.:

     3) Filing Party:

     4) Date Filed:

                    MASSACHUSETTS INVESTORS GROWTH STOCK FUND

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD OCTOBER 15, 1998


A Special Meeting of Shareholders of Massachusetts Investors Growth Stock Fund (the "Fund"), will be held at 500 Boylston Street, Boston, Massachusetts, on Thursday, October 15, 1998 at 10:00 a.m. for the following purposes:

ITEM 1. To approve a new Investment Advisory Agreement between Massachusetts Financial Services Company ("MFS") and the Fund.

ITEM 2. To approve the elimination of certain fundamental investment policies as set forth in Appendix C to the Proxy Statement.


ITEM 3. To ratify the selection of Deloitte & Touche LLP as the independent public accountants to be employed by the Fund for the fiscal year ending November 30, 1998.

ITEM 4. To consider and act upon any matter incidental to the foregoing and to transact such other business as may properly come before the Special Meeting of Shareholders and any adjournments thereof.

YOUR TRUSTEES UNANIMOUSLY RECOMMEND THAT YOU VOTE IN FAVOR OF ALL ITEMS.

Only shareholders of record as of August 24, 1998 will be entitled to vote at the Special Meeting of Shareholders and at any adjournments thereof.

                                                   STEPHEN E. CAVAN, Secretary
September 4, 1998

YOUR VOTE IS IMPORTANT. WE WOULD APPRECIATE YOUR PROMPTLY VOTING, SIGNING, DATING AND RETURNING THE ENCLOSED PROXY, WHICH WILL HELP SAVE THE NECESSARY AND ADDITIONAL EXPENSE OF A SECOND SOLICITATION. THE ENCLOSED SELF-ADDRESSED ENVELOPE REQUIRES NO POSTAGE AND IS PROVIDED FOR YOUR CONVENIENCE.

AS AN ALTERNATIVE TO USING THE PAPER PROXY CARD TO VOTE, SHAREHOLDERS HOLDING SHARES REGISTERED IN THEIR NAMES, AS WELL AS BENEFICIAL OWNERS OF SHARES HELD IN "STREET NAME" BY A BROKER, MAY VOTE ELECTRONICALLY VIA THE INTERNET OR BY TELEPHONE. PLEASE SEE "MANNER OF VOTING PROXIES -- INTERNET AND TELEPHONE VOTING" IN THE PROXY STATEMENT FOR MORE DETAILS.

                               PROXY STATEMENT

This proxy statement is furnished in connection with the solicitation of proxies by and on behalf of the Board of Trustees (the "Board of Trustees") of Massachusetts Investors Growth Stock Fund (the "Fund") to be used at a Special Meeting of Shareholders to be held at 500 Boylston Street, Boston, Massachusetts on Thursday, October 15, 1998, at 10:00 a.m., and at any adjournments thereof, for the purposes set forth in the accompanying Notice (collectively, the "Special Meeting").

This Proxy Statement, the Notice of Special Meeting of Shareholders and the proxy card are being mailed to shareholders on or about September 4, 1998. All properly executed proxies received in time for the Special Meeting (either by returning the paper proxy card or by submitting your proxy electronically via the Internet or by telephone) will be voted as specified on the proxy or, if no specification is made, in favor of the proposals referred to in the Proxy Statement. Any shareholder giving a proxy has the power to revoke it by mail (addressed to the Secretary of the Fund at the principal executive office of the Fund, 500 Boylston Street, Boston, Massachusetts 02116) or in person at the Special Meeting, by executing a superseding proxy or by submitting a notice of revocation to the Fund. In the absence of a notice of revocation, shares will be voted in accordance with the proxy received last.


Shareholders of record at the close of business as of August 24, 1998 (the "Record Date") will be entitled to one vote for each share held. There were 247,018,266 shares of the Fund outstanding on the Record Date. Shareholders of all classes of shares of the Fund will vote together on all proposals.


FOR A FREE COPY OF THE FUND'S ANNUAL REPORT DATED NOVEMBER 30, 1997, AND ITS SEMI-ANNUAL REPORT DATED MAY 31, 1998, WRITE OR CALL MFS SERVICE CENTER, INC., AT 500 BOYLSTON STREET, BOSTON, MASSACHUSETTS 02116 OR AT (800) 225-2606.


ITEM 1. TO APPROVE A NEW INVESTMENT ADVISORY AGREEMENT BETWEEN MASSACHUSETTS FINANCIAL SERVICES COMPANY AND THE FUND


GENERAL
The Board of Trustees is proposing that shareholders approve a new Investment Advisory Agreement (the "New Agreement") with Massachusetts Financial Services Company, a Delaware corporation ("MFS" or the "Adviser"), the effect of which would be to increase the rate of compensation payable by the Fund to MFS for its services as the Fund's investment adviser. The management fee payable by the Fund has not changed since 1976. If approved by the shareholders, the management fee payable under the New Agreement will still remain well below the average advisory fee among a group of comparable growth funds. The Trustees believe that the rate of compensation under the New Agreement is reasonable in light of comparative fee information, the Fund's investment performance, MFS' expenses and profitability in managing the Fund and the nature, quality and scope of services provided by MFS to the Fund.

BACKGROUND
The Fund has retained MFS to provide it with investment management services pursuant to an Investment Advisory Agreement dated July 19, 1985 (the "Current Agreement"). MFS or its predecessors have been the Fund's investment adviser since 1932. The Current Agreement was most recently approved by the Board of Trustees, including a majority of the Trustees who are not "interested persons," as defined in the Investment Company Act of 1940, as amended (the "1940 Act") (collectively, the "Independent Trustees"), on June 17, 1998 and by shareholders on May 20, 1982. The New Agreement was approved by the Board of Trustees, including a majority of the Independent Trustees, on July 15, 1998, subject to shareholder approval. Proxies were last solicited from shareholders on July 29, 1993 for the purpose of approving the Fund's conversion to a multiple share class structure.

Pursuant to the Current Agreement, MFS provides the Fund with overall investment management services, as well as general office facilities. Subject to such policies as the Board of Trustees may determine, MFS makes investment decisions for the Fund. For its services and facilities, MFS currently receives a management fee, computed and paid monthly, in an amount equal to 0.5% of the first $200 million of the Fund's average daily net assets, 0.4% of the next $300 million of the Fund's average daily net assets and 0.2% of its average daily net assets in excess of $500 million, in each case on an annualized basis for the Fund's current fiscal year. For the fiscal year ended November 30, 1997, MFS received management fees under the Current Agreement of $4,290,313, equivalent on an annualized basis to 0.28% of the Fund's average daily net assets (the "Current Effective Fee").

Shareholders of the Fund are being asked to approve the New Agreement, pursuant to which the investment management fee paid by the Fund to MFS would be increased from the Current Effective Fee of 0.28% to 0.33% of the Fund's average daily net assets on an annualized basis (the "Proposed Fee"). This fee increase is the only material difference between the Current Agreement and the New Agreement. If approved by shareholders at the Special Meeting, the New Agreement will become effective on November 1, 1998. If the amendments are not approved by shareholders, the Current Agreement will continue in effect in its present form, subject to the continuation and termination provisions contained therein and described below. A description of the New Agreement and the services provided by MFS thereunder is set forth below. See "Description of the New Agreement" below.

In approving the New Agreement and recommending its approval by shareholders, the Trustees considered the best interests of the shareholders of the Fund, and took into account all such factors as they deemed relevant. See "Review Process of the Board of Trustees" below.

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF THE FUND APPROVE THE NEW AGREEMENT.

RATIONALE FOR THE PROPOSAL
At the request of MFS, the Board of Trustees discussed approval of the New Agreement at meetings held on April 7, 1998, May 20, 1998, June 17, 1998 and July 15, 1998. In addition, the Independent Trustees also discussed approval of the New Agreement with their independent counsel at a meeting held on April 23, 1998. In evaluating the New Agreement, the Board of Trustees requested and received substantial information from MFS to assist in their deliberations. The Trustees utilized reports sourced by Lipper Analytical Services, Inc. ("Lipper"), a nationally recognized, independent service that monitors mutual fund expenses and performance, and significant amounts of information furnished by MFS. The Trustees reviewed these materials and considered various matters, discussed below, in determining the reasonableness and fairness of the proposed increase in the management fee payable by the Fund and reached the following conclusions:

  o The Trustees considered the management fees paid by comparable funds available to investors. The Trustees concluded that the current fee rate is substantially below average for comparable funds in the Lipper Growth category and the Trustees unanimously recommend that it be raised, recognizing that the Proposed Fee will remain well below the average for comparable funds. The Trustees believe the Proposed Fee is in the best interests of the shareholders of the Fund and is reasonable in light of the comparative fee information, the Fund's performance, MFS' expenses and profitability in managing the Fund and the nature, quality and scope of services provided by MFS to the Fund.

  o In today's highly complex investment world, the Trustees and MFS both believe an increased fee will help MFS remain competitive in attracting, retaining and motivating the top quality investment personnel and other key personnel necessary to manage the Fund and provide new and innovative services to an expanded shareholder base.

  o The Trustees considered today's ever-expanding securities markets, which operate continuously around the globe. The Trustees believe that additional resources will help the Adviser maintain state-of-the-art computer systems, access information and analyze strategies using the most sophisticated tools and methodologies. The Trustees also believe that additional resources are needed to administer the Fund by virtue of its size and the growing complexities of portfolio transactions domestically and internationally.

The Trustees reached these conclusions after careful discussion and analysis and believe that they have carefully and thoroughly examined the questions and alternatives. In recommending that the shareholders of the Fund approve the New Agreement, the Independent Trustees have considered what they believe to be the best interests of the shareholders of the Fund. In so doing the Independent Trustees were advised by independent counsel, retained by the Independent Trustees and paid by the Fund, as to the nature of the matters to be considered and the standards to be used in reaching their decision.


REVIEW PROCESS OF THE BOARD OF TRUSTEES
In reaching its decision, the Board of Trustees examined and weighed many factors, including the following principal factors: (1) the nature, quality and extent of the services rendered and the results achieved by MFS in the areas of investment management (including investment performance comparisons with other mutual funds and certain indices) and administrative services; (2) changes in the mutual fund industry that have affected the Fund; (3) the payments received by MFS and its affiliates from all sources involving both the Fund and the other investment companies advised by MFS; (4) extensive financial, personnel and structural information as to MFS' organization, including the costs borne by, and profitability of, MFS and its affiliates in providing service of all types to the Fund and to the other investment companies advised by MFS; (5) the organizational capabilities, financial condition and future capital requirements of MFS; (6) an analysis of the proposed fee rate changes; (7) information concerning the Fund's expense ratio on both an existing and pro forma basis; (8) information as to the management fees paid by the other funds advised by MFS; (9) competitive industry fee structures and expense ratios including, specifically, the relationship of the proposed management fee rates to those typically paid by funds with similar investment objectives; and (10) a comparison of the overall profitability of MFS to the profitability of certain other investment advisers, including MFS' profitability with respect to the Fund. The Trustees gave equal weight to each of these factors. Certain of these factors are discussed in more detail below.

PORTFOLIO PERFORMANCE. The Board of Trustees determined that MFS has provided high quality services with respect to the Fund. In particular, the Trustees reviewed the performance for Class A shares of the Fund (as representative of the Fund as a whole) against their Lipper peer group and noted that the Fund was ranked by Lipper 8th out of 812 comparable funds, 22nd out of 495 comparable funds and 50th out of 301 comparable funds for the one, three and five year periods, respectively, ending December 31, 1997. The Trustees also noted that for the ten-year period ended December 31, 1997, the Fund was ranked 41st by Lipper out of 177 comparable mutual funds ranked by Lipper. During this same period, the Fund had an aggregate total return of 427.77% as compared to a return of 358.00% for the Lipper Growth Fund Average.

The Board of Trustees also determined that the Fund's absolute performance and performance relative to comparable mutual funds and indices would not have been materially affected if the proposed increased advisory fees had been in effect throughout 1995, 1996 and 1997.

The Fund's average annual total return performance in comparison with the annualized total return performances of the Lipper Growth Fund Average and the S&P 500 Index is set forth below:

                                    1 YEAR     3 YEARS    5 YEARS   10 YEARS
                                     ENDED      ENDED      ENDED      ENDED
                                   12/31/97   12/31/97   12/31/97   12/31/97
                                   --------   --------   --------   --------
Lipper Growth Fund Average .......  25.34%     25.06%     16.52%     16.09%
Standard & Poor's 500 Index ......  33.36%     31.15%     20.27%     18.05%
Massachusetts Investors Growth Stock Fund
  Class A ........................  48.15%     32.68%     20.05%     18.10%
  Class B ........................  47.11%     31.72%     19.23%(1)  17.69%(1)
  Class C ........................  43.56%     31.29%(2)  19.30%(2)  17.73%(2)
  Class I ........................  50.38%     32.80%(3)  20.12%(3)  18.13%(3)

------------
(1) Class B share performance includes the performance of the Fund's Class A shares for periods prior to the inception date of Class B shares on September 7, 1993. Sales charges, expenses and expense ratios, and therefore performance, for Class A and Class B shares differ. Class B share performance has not been adjusted to reflect differences in operating expenses (e.g., Rule 12b-1 fees), which generally are lower for Class A shares.
(2) Class C share performance includes the performance of the Fund's Class A shares for periods prior to the inception of offering of Class C shares on November 3, 1997. Sales charges, expenses and expense ratios, and therefore performance, for Class A and Class B shares differ. Class C share performance has not been adjusted to reflect differences in operating expenses (e.g., Rule 12b-1 fees), which generally are lower for Class A shares.
(3) Class I share performance includes the performance of the Fund's Class A shares for the periods prior to the inception of Class I shares on January 2, 1997. Sales charges, expenses and expense ratios, and therefore performance for Class I and A shares differ. Class I share performance has not been adjusted to reflect differences in operating expenses (e.g., Rule 12b-1 fees), which generally are lower for Class I shares.

The S&P 500 Index is unmanaged, assumes reinvestment of estimated dividends and does not reflect fees and expenses. Investors may not invest directly in an index. The Lipper Growth Fund Average and the Fund's performance assume reinvestment of capital gains and dividends and do not reflect the deduction of sale charges.


The Trustees also considered the nature, quality and extent of the investment advisory services rendered by MFS to the Fund as well as the background of the portfolio managers and other executive personnel of MFS. MFS provided insights on the competition it faces in attracting top quality personnel and the Trustees reviewed MFS' recent additions of portfolio managers, analysts and others involved in research and quantitative analysis.

The Trustees reviewed the 66-year performance history of the Fund under MFS and the fact that MFS and its predecessors have been the sole investment adviser to the Fund since 1932. The Trustees gave substantial weight to that history and the historical importance of continuity through the many market cycles during this period.


CHANGES IN THE MUTUAL FUND INDUSTRY. The Board of Trustees considered the effect of changes in the mutual fund industry since the Fund's last management fee increase in 1976. Among these changes, the Trustees considered the increasing globalization of the economy and its impact on the management of the Fund. The Trustees also considered the increased competitiveness in the mutual fund industry that has resulted from the growth in the total assets under management and in the number of funds offered.

ACTUAL AND PRO FORMA MANAGEMENT FEES AND EXPENSES. The Board of Trustees considered the effect of the proposed management fee increase on the Fund's fee rates and annual expense ratios (which include the management fee and all other operating expenses incurred by the Fund). The table set forth below under "Effect of an Increase in the Management Fee" provides comparative data for the fiscal year ended November 30, 1997, assuming that the proposed fee increase had been in effect throughout the year.


COSTS OF PROVIDING SERVICE AND PROFITABILITY. The Board of Trustees reviewed information concerning profitability of MFS' investment advisory and other activities and its financial condition based on results from 1995 through 1997. The information considered by the Trustees included operating profit margin information for MFS' investment company business alone (i.e., excluding results of its affiliates) and on a consolidated basis both before and after MFS' net expenditures for marketing. The Trustees also reviewed profitability data for 1995, 1996 and 1997 for MFS on a fund-by-fund basis. In addition, such data were reviewed on a pro forma basis assuming that the proposed management fee increase had been in effect throughout 1995, 1996 and 1997. In assessing this information, the Trustees considered the fact that the size of the Fund results in certain economies of scale to MFS. The Trustees recognized that the growth of assets under management by the Adviser would have positive effects on the Adviser's profitability even without the proposed fee increase; however, the Trustees also considered the fact that the proposed fee increase would enhance the Adviser's ability to attract and retain highly qualified investment and administrative professionals in a competitive investment management environment, and thus address the expectations of the Trustees regarding the performance of the Fund that only such professionals can satisfy.

Certain assumptions and methods of allocation utilized by the Adviser in preparing fund-by-fund data were reviewed by the Trustees. While the Adviser believes that the methods of allocation used were reasonable, there are limitations inherent in allocating costs to multiple individual advisory products served by an organization such as the Adviser's where each of the advisory products draws on, and benefits from, the pooled research of the organization.


COMPARISONS WITH OTHER FUNDS. The Board of Trustees considered the management fees paid by other funds with similar investment objectives. In addition to comparing the proposed management fee, the Board of Trustees also considered the comparability of operating expense ratios with ratios of these other investment companies. Notwithstanding that under the proposal the Fund's management fee and, accordingly, its operating expense ratios, would increase, the Trustees believe that the management fee and expense ratios would remain well below industry averages. Based upon the data reported in Lipper Directors' Analytical Data -- First Edition 1998, the Fund's Current Effective Fee of 0.28% in 1997 was well below the 0.74% average management fee of the 706 investment companies with a similar investment objective, and on a pro forma basis giving effect to the Proposed Fee, its ratio of management fee to average net assets of 0.33% would also have been well below average.

EFFECT OF AN INCREASE IN THE MANAGEMENT FEE
The effect of the proposed increase in the Fund's management fee from the Current Effective Fee of 0.28% to 0.33% per annum is illustrated below. For the fiscal year ended November 30, 1997, this information illustrates the amount the Fund paid to MFS under the Current Effective Fee, and the amount the Fund would have paid to MFS had the Proposed Fee been in effect for the entire period.

                     FISCAL YEAR ENDED NOVEMBER 30, 1997


                              % OF AVERAGE
MANAGEMENT FEE              DAILY NET ASSETS       AMOUNT OF FEE        % CHANGE
--------------              ----------------       -------------        --------
Current Effective Fee            0.28%               $4,290,313
Proposed Fee                     0.33%               $5,079,371
Difference                       0.05%               $  789,058          18.4%


In addition to its provision of investment management services to the Fund, MFS also acts as the Fund's administrator and provides administrative services to the Fund for which it received an administrative services fee from the Fund of $170,904 (equivalent on an annualized basis to 0.01% of the Fund's average daily net assets) for the period March 1, 1997 (commencement of Administration Agreement) to November 30, 1997. For fiscal year 1998, the Fund will pay MFS a fee calculated as a percentage of the average daily net assets of the Fund at maximum annual rate of 0.015% for these services. MFS Service Center, Inc. ("MFSC"), a wholly owned subsidiary of MFS, provides shareholder agency services to the Fund for which it received a fee from the Fund of $2,002,304 (equivalent on an annualized basis to 0.13% of the Fund's average daily net assets) for the fiscal year ended November 30, 1997. For fiscal year 1998, the Fund will pay MFSC a fee calculated as a percentage of the average daily net assets of the Fund at an effective annual rate of 0.1125% for these services.


Shown below is a chart of the expenses and fees the Fund incurred during its fiscal year ended November 30, 1997 (except with respect to Class A shares which have been adjusted to reflect an increase in the distribution fee, see footnote (2) to the "Expense Summary" below), together with pro forma fees the Fund would have paid had the proposed management fee of 0.33% per annum been in effect the entire period.


EXPENSE SUMMARY


SHAREHOLDER TRANSACTION EXPENSES:

                                             CLASS A                 CLASS B                 CLASS C                CLASS I
                                      ----------------------  ----------------------  ----------------------  --------------------
                                                     PRO                     PRO                     PRO                    PRO
                                       CURRENT      FORMA      CURRENT      FORMA      CURRENT      FORMA      CURRENT     FORMA
                                       -------      -----      -------      -----      -------      -----      -------     -----
Maximum Initial Sales Charge Imposed
  on Purchases of Fund Shares (as a
  percentage of offering price) .....   5.75%       5.75%        None        None        None        None       None       None
Maximum Contingent Deferred Sales
  Charge (as a percentage of original
  purchase price or redemption           See         See
  proceeds, as applicable) ..........  Below(1)    Below(1)     4.00%       4.00%       1.00%       1.00%       None       None

ANNUAL OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS):

                                             CLASS A                 CLASS B                 CLASS C                CLASS I
                                      ----------------------  ----------------------  ----------------------  --------------------
                                                     PRO                     PRO                     PRO                    PRO
                                       CURRENT      FORMA      CURRENT      FORMA      CURRENT      FORMA      CURRENT     FORMA
                                       -------      -----      -------      -----      -------      -----      -------     -----
Management Fees .....................    0.28%       0.33%       0.28%       0.33%       0.28%       0.33%      0.28%      0.33%
Rule 12b-1 Fees .....................    0.35%(2)    0.35%(2)    1.00%(3)    1.00%(3)    1.00%(3)    1.00%(3)    None       None
Other Expenses(4) ...................    0.21%       0.21%       0.21%       0.21%       0.21%       0.21%      0.21%      0.21%
Total Operating Expenses ............    0.84%       0.89%       1.49%       1.54%       1.49%       1.54%      0.49%      0.54%

----------
(1) Purchases of $1 million or more and certain purchases by retirement plans are not subject to an initial sales charge;
    however, a contingent deferred sales charge ("CDSC") of 1% will be imposed on such purchases in the event of certain redemption transactions within 12 months following such purchases.
(2) The Fund has adopted a distribution plan for its shares in accordance with Rule 12b-1 under the 1940 Act (the "Distribution
    Plan"), which provides that it will pay distribution/service fees aggregating up to (but not necessarily all of) 0.35% per annum of the average daily net assets attributable to Class A shares. Assets attributable to Class A shares sold prior to
    March 1, 1991 are subject to a service fee of 0.15% per annum. The fee has been adjusted to include the 0.10% per annum distribution fee which, prior to April 1, 1998 had not been imposed. Distribution expenses paid under this plan, together with the initial sales charge, may cause long-term shareholders to pay more than the maximum sales charge that would have been permissible if imposed entirely as an initial sales charge.
(3) The Fund's Distribution Plan provides that it will pay distribution/ service fees aggregating up to 1.00% per annum of the average daily net assets attributable to Class B shares and Class C shares, respectively. Distribution expenses paid under the Distribution Plan with respect to Class B or Class C shares, together with any CDSC, may cause long-term shareholders to pay more than the maximum sales charge that would have been permissible if imposed entirely as an initial sales charge.

(4) The Fund has an expense offset arrangement which reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent, and may enter into other such arrangements and directed brokerage arrangements (which would also have the effect of reducing the Fund's expenses). "Other Expenses" do not take into account any such arrangements.


                             EXAMPLE OF EXPENSES

An investor would pay the following dollar amounts of expenses on a $1,000 investment in the Fund, assuming (a) a 5% annual return and, unless otherwise noted, (b) redemption at the end of each of the time periods indicated:

                                              1 YEAR                 3 YEARS                 5 YEARS                10 YEARS
                                      ----------------------  ----------------------  ----------------------  --------------------
CLASS A SHARES
Current Effective Fee ...............    $66                     $83                     $101                   $155
Proposed Fee ........................    $66                     $84                     $104                   $161
CLASS B SHARES                                       (1)                     (1)                     (1)                    (1)
Current Effective Fee ...............    $55         $15         $77         $47         $101        $81        $160(2)    $160(2)
Proposed Fee ........................    $56         $16         $79         $49         $104        $84        $166       $166
CLASS C SHARES
Current Effective Fee ...............    $25         $15         $47         $47         $ 81        $81        $178       $178
Proposed Fee ........................    $26         $16         $49         $49         $ 84        $84        $183       $183
CLASS I SHARES
Current Effective Fee ...............    $ 5                     $16                     $ 27                   $ 62
Proposed Fee ........................    $ 6                     $17                     $ 30                   $ 68

----------
(1) Assumes no redemption.
(2) Class B shares convert to Class A shares approximately eight years after purchase; therefore, years nine and ten reflect
    Class A expenses.

The purpose of the expense table above is to assist investors in understanding the various costs and expenses that a shareholder of the Fund will bear directly or indirectly.

THE "EXAMPLE" SET FORTH ABOVE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OF A FUND; ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

FEES OF SIMILAR MFS FUNDS
MFS also acts as the investment adviser to several registered investment companies having similar investment objectives to that of the Fund. MFS sponsored the formation of a "clone" fund of the Fund earlier this year which has a management fee of 0.75% of its average daily net assets. This "clone" fund is not supervised by your Board of Trustees.

The table in Appendix A sets forth the name of each investment company managed by MFS having similar investment objectives to the Fund that primarily invest in equity securities, the annual rate of compensation (i.e., the fee MFS is paid for its services as investment adviser to such funds) and the net assets of such funds as of June 30, 1998.


FEES OF SIMILAR COMPETITIVE FUNDS
The Proposed Fee of 0.33% is significantly lower than the Lipper Growth Fund Average of 0.74%. Moreover, the pro forma total expense ratio for Class A would have been in the fourth quartile of growth funds as tracked by Lipper, or more than 75% of funds with similar investment objectives will still have total expense ratios in their most recent fiscal year higher than that of the Fund's after reflecting the Proposed Fee.

INVESTMENT ADVISER
MFS is America's oldest mutual fund organization. MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund in the United States, Massachusetts Investors Trust. Net assets under the management of the MFS organization were approximately $87.7 billion on behalf of over 3.3 million investor accounts as of June 30, 1998. MFS is a subsidiary of Sun Life Assurance Company of Canada (U.S.) Financial Services Holdings, Inc. ("Sun Life of Canada (U.S.)") which in turn is an indirect wholly owned subsidiary of Sun Life Assurance Company of Canada ("Sun Life"). The Directors of MFS are John W. Ballen, Thomas J. Cashman, Joseph Dello Russo, John D. McNeil, Kevin R. Parke, Arnold D. Scott, William W. Scott, Jr., Jeffrey L. Shames and Donald A. Stewart. Mr. Shames is the Chairman and Chief Executive Officer of MFS, Mr. Ballen is the President and the Chief Investment Officer of MFS, Mr. Cashman is the President of MFS Institutional Advisors, Inc., MFS' institutional investment management subsidiary, Mr. Dello Russo is the Chief Financial Officer and an Executive Vice President of MFS, Mr. Parke is the Chief Equity Officer, Director of Equity Research and an Executive Vice President of MFS, Mr. Arnold Scott is the Secretary and a Senior Executive Vice President of MFS and Mr. William Scott is the President of MFS Fund Distributors Inc., the distributor of MFS Funds. Messrs. McNeil and Stewart are the Chairman and the President, respectively, of Sun Life. The address of Messrs. Ballen, Cashman, Dello Russo, Parke, Arnold Scott, William Scott and Shames is 500 Boylston Street, Boston, Massachusetts 02116. The address of Messrs. McNeil and Stewart is 150 King Street West, Toronto, Canada M5H 1J9. Sun Life, a mutual life insurance company, is one of the largest international life insurance companies and has been operating in the United States since 1895, establishing a headquarters office here in 1973. The executive officers of MFS report to the Chairman of Sun Life.

James R. Bordewick, Jr., Stephen E. Cavan, W. Thomas London, James O. Yost, Ellen M. Moynihan and Mark E. Bradley, all of whom are officers of MFS, are also officers of the Trust. As of August 24, 1998, no officer or Trustee of the Fund owned beneficially greater than 1% of the outstanding shares of the Fund. As of such date, the officers and Trustees of the Fund in the aggregate owned beneficially less than 1% of the outstanding shares of the Fund.


MFS also serves as investment adviser to over 150 other funds, including the MFS Family of Funds (the "MFS Funds"), MFS Municipal Income Trust, MFS Multimarket Income Trust, MFS Government Markets Income Trust, MFS Intermediate Income Trust, MFS Charter Income Trust, MFS Special Value Trust, MFS Institutional Trust, MFS Variable Insurance Trust, MFS/Sun Life Series Trust, and seven variable accounts, each of which is a registered investment company established by Sun Life of Canada (U.S.) in connection with the sales of various fixed/variable annuity contracts. MFS and its wholly owned subsidiary, MFS Institutional Advisors, Inc., also provide investment advice to a large number of private clients.

In certain instances there may be securities which are suitable for the Fund's portfolio as well as for portfolios of other clients of MFS. Some simultaneous transactions are inevitable when several clients receive investment advice from MFS, particularly when the same security is suitable for more than one client. While in some cases this arrangement could have a detrimental effect on the price or availability of the security as far as the Fund is concerned, in other cases, however, it may produce increased investment opportunities for the Fund.

Broker-dealers may be willing to furnish statistical, research and other factual information or services to MFS for no consideration other than brokerage or underwriting commissions. Securities may be bought or sold from time to time through such broker-dealers on behalf of the Fund.

For the current fiscal year, the Board of Trustees (together with the Boards of Trustees of the other MFS Funds) have directed MFS to allocate a total of $54,160 of commission business from the Fund and the MFS Funds to the Pershing Division of Donaldson, Lufkin and Jenrette as consideration for the annual renewal of certain publications provided by Lipper (which provides information useful to the Board of Trustees in reviewing the relationship between the Fund and MFS).

The address of MFS and MFS Fund Distributors, Inc. ("MFD"), the Fund's principal underwriter, is 500 Boylston Street, Boston, Massachusetts 02116.

DESCRIPTION OF THE NEW AGREEMENT
As noted above, the Current Agreement and the New Agreement are identical except that the New Agreement provides for the payment by the Fund to MFS of a higher management fee of 0.33% per annum, rather than the Current Effective Fee of 0.28% per annum (the New Agreement also has a new commencement date and termination date). Under the New Agreement, MFS provides portfolio management services for the Fund, including investment research, advice and supervision of the Fund's assets.

The Fund pays its expenses (other than those assumed by MFS or MFD), including: investment advisory and administrative services; governmental fees; interest charges; taxes; membership dues in the Investment Company Institute allocable to the Fund; fees and expenses of independent auditors, of legal counsel, and of any transfer agent, registrar or dividend disbursing agent of the Fund; expenses of repurchasing and redeeming shares; expenses of preparing, printing and mailing share certificates, shareholder reports, notices, proxy statements and reports to governmental officers and commissions; brokerage and other expenses connected with the execution, recording and settlement of portfolio security transactions; insurance premiums; fees and expenses of the Fund's custodian and transfer agent, for all services to the Fund, including safekeeping of funds and securities and maintaining required books and accounts; expenses of calculating the net asset value of shares of the Fund; and expenses of shareholder meetings. Expenses relating to the issuance, registration and qualification of shares of the Fund and the preparation, printing and mailing of prospectuses for such purposes are borne by the Fund except that its Distribution Agreement with MFD, the Fund's principal underwriter, requires MFD to pay for prospectuses that are to be used for sales purposes.

MFS pays the compensation of the Trust's officers who are affiliated with MFS and any Trustee who is an officer of MFS. The Adviser also furnishes at its own expense all necessary portfolio management services, including office space, equipment, clerical personnel, investment advisory facilities, and all executive and supervisory personnel necessary for managing the Fund's investments and effecting transactions in its portfolio securities.

The New Agreement provides that in the absence of willful misfeasance, bad faith or gross negligence, MFS shall not be liable for any act or omission in the course of, or in connection with, the rendering of its services thereunder.

The New Agreement, if approved, will remain in effect pursuant to its terms until August 1, 2000 (for the Current Agreement, this date is August 1, 1999), and thereafter for successive one-year periods if and so long as such continuation is specifically approved at least annually by (a) the Board of Trustees or (b) the affirmative vote of a majority of the outstanding voting securities of the Fund, provided that in either event the continuation also is approved by a majority of the Independent Trustees by a vote cast in person at a meeting called for the purpose of voting on such approval. Under the 1940 Act, a "vote of a majority of the outstanding voting securities" of the Fund means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund or (2) 67% or more of the shares present at a shareholders' meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy (a "1940 Act Majority Vote"). The New Agreement is terminable, without penalty, by the Board of Trustees, by a 1940 Act Majority Vote of the Fund's shareholders or by MFS, in each case on not more than sixty nor less than thirty days' written notice to the other party and to the Fund. The New Agreement terminates automatically in the event of its assignment (as defined in the 1940 Act).

The description of the New Agreement is qualified in its entirety by reference to the New Agreement which is attached as Appendix B to this proxy statement.

REQUIRED VOTE
Approval of the New Agreement requires a 1940 Act Majority Vote of the Fund's shareholders (as defined above).

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR APPROVAL OF THE NEW AGREEMENT.


ITEM 2. TO APPROVE THE ELIMINATION OF CERTAIN FUNDAMENTAL INVESTMENT POLICIES As described in the following proposals, the Trustees are recommending that shareholders approve the elimination of certain investment restrictions currently observed by the Fund. The purpose of these proposed changes is to increase the Fund's investment flexibility and reduce administrative and compliance burdens by eliminating certain restrictive policies which were required at one time by various state securities authorities but which are no longer required under current regulations.


BACKGROUND
The 1940 Act requires a registered investment company like the Fund to have certain specific investment policies which can be changed only by a shareholder vote. Investment companies may also elect to designate other policies which may be changed only by a shareholder vote. Both types of policies are often referred to as "fundamental" policies. (In this Proxy Statement, the word "restriction" is sometimes used to describe a policy.) Some fundamental policies have been adopted in the past by the Fund to reflect certain regulatory, business or industry conditions which are no longer in effect. In particular, the National Securities Markets Improvement Act of 1996 permits investment companies to eliminate investment restrictions formerly imposed by state securities ("Blue Sky") regulations. Accordingly, MFS undertook a review of the Fund's fundamental policies to determine whether any policies which are not required by the 1940 Act could be eliminated.

The proposed elimination of certain of the Fund's fundamental policies are discussed in detail below. Please refer to Appendix C for a full description of these policies. By eliminating policies which are no longer required the Trustees believe that MFS' ability to manage the Fund's portfolio in a changing regulatory or investment environment will be enhanced and the process of monitoring the compliance with investment restrictions will be simplified. Accordingly, investment management opportunities will be increased. The references to the Fund's investment restrictions correspond to the paragraphs in Appendix C.

ELIMINATION OF CERTAIN RESTRICTIONS
The Trustees propose to delete Restrictions (9), (10), (11), (12), (13) and
(14) (see "Investment Objective, Policies and Restrictions" in the Fund's Statement of Additional Information), which were formerly required by various state Blue Sky laws, because such restrictions are not required to be fundamental policies under the 1940 Act and/or the practices referred to therein are otherwise governed by the 1940 Act.


A. RESTRICTION CONCERNING INVESTMENT IN OTHER INVESTMENT COMPANIES. Restriction (9) concerns investment in other investment companies and prohibits the Fund from investing in securities of other investment companies. This restriction was formerly required by certain states' Blue Sky laws. Investment in other investment companies is otherwise regulated by the 1940 Act, which limits the Fund from purchasing or otherwise acquiring any security issued by any other investment company if after the purchase or acquisition the Fund would own: (i) more than 3% of the total outstanding voting stock of the other investment company; (ii) securities issued by the other investment company having an aggregate value in excess of 5% of the Fund's total assets; or (iii) securities issued by such other investment company and all other investment companies having an aggregate value in excess of 10% of the Fund's total assets. Therefore, the Trustees believe this restriction is no longer necessary.


B. RESTRICTION CONCERNING TRANSACTIONS WITH AFFILIATES.
Restriction (10) prohibits the Fund from investing in securities of issuers in which management of the Fund or MFS owns a certain percentage of securities. This restriction was formerly required by certain states' Blue Sky laws. MFS recommended the elimination of this restriction in order to provide the Fund with the maximum amount of flexibility.

If this restriction is eliminated the Fund would be able to invest in the securities of any issuer without regard to ownership in such issuer by management of the Fund or MFS, except to the extent prohibited by the Fund's investment objective and policies and the 1940 Act. Such transactions are circumscribed by the 1940 Act's provisions on affiliated transactions and MFS maintains a code of ethics to monitor transactions affecting the Fund; therefore, the Trustees believe this restriction is no longer necessary.


C. RESTRICTION CONCERNING PURCHASING SECURITIES ON MARGIN.
Restriction (11) concerns purchasing securities on margin and was required in the past by certain states' Blue Sky laws. MFS recommended elimination of this restriction to provide the Fund with maximum flexibility. The Fund's potential use of margin transactions beyond transactions in futures and options and for the clearance of purchases and sales of securities, including the use of margin in ordinary securities transactions, is generally limited by the current position taken by the staff of the Securities and Exchange Commission (the "SEC"), that margin transactions with respect to securities are prohibited under the 1940 Act because they create senior securities. "Margin transactions" involve the purchase of securities with money borrowed from a broker, with cash or eligible securities being used as collateral against the loan. The Fund's ability to engage in margin transactions is also limited by its borrowing policies, which permit the Fund to borrow money in limited circumstances and only from banks. The Trustees believe that there are adequate safeguards in place and that the Fund may benefit from the increased flexibility provided by the elimination of this restriction.


D. RESTRICTION CONCERNING SHORT SALES.
Restriction (12) concerns short sales and prohibits the Fund from engaging in such transactions unless they are "against the box." This restriction was formerly required by certain states' Blue Sky laws. MFS recommended the elimination of this restriction in order to provide the Fund with the maximum amount of flexibility.

In a typical short sale the Fund borrows securities from a broker that it anticipates will decline in value in order to sell to a third party. The Fund becomes obligated to return securities of the same issue and quantity at some future date, and it realizes a profit or loss depending upon whether the market price of the security decreases or increases between the date of the short sale and the date on which the Fund must replace the borrowed security. Since the value of a particular security can increase without limit, the Fund could potentially realize losses with respect to short sales that are not "against the box" (short sales where the Fund owns or has the right to acquire at no added cost securities identical to those sold short), that could be significantly greater than the value of the securities at the time they are sold short.

E. RESTRICTION CONCERNING CERTAIN TYPES OF OPTIONS.
Restriction (13) concerns purchasing certain types of options. Such restrictions were only formerly required by certain states' Blue Sky laws. MFS recommended the elimination of this restriction in order to provide the Fund with the maximum amount of flexibility.

If the proposal is approved, the Fund would no longer be prohibited from engaging in a variety of options transactions for hedging purposes and to increase investment return. MFS believes that this enhanced flexibility could assist the Fund in achieving its investment objective under certain market conditions. A call option gives the holder the right to purchase, and obligates the writer to sell, an asset, such as a security, a currency or a unit of an index, at the exercise price prior to or on the expiration date. A put option gives the holder the right to sell, and obligates the writer to buy, an asset at the exercise price prior to or on the expiration date. In order for a put option purchased by the Fund to be profitable, the market price of the underlying asset must decline sufficiently below the exercise price to cover the premium and transaction costs paid by the Fund. In order for a call option purchased by the Fund to be profitable, the market price of the underlying asset must rise sufficiently above the exercise price to cover the premium and transaction costs paid by the Fund. If an option expires unexercised, the Fund will receive nothing for its premium payment.

When the Fund writes a call option, it gives up the opportunity to profit from any increase in the price of an asset above the exercise price of the option; when it writes a put option, the Fund takes the risk that it will be required to purchase an asset from the option holder at a price above the current market price of that asset. The Fund receives a premium for writing a call or a put option (representing the cost of the option), which increases the return if the option expires unexercised or is closed out at a net profit.

The successful use of options depends on the ability of MFS to forecast correctly interest rate and market movements. The effective use of options also depends on the Fund's ability to terminate option positions at times when MFS deems it desirable to do so. There is no assurance that the Fund will be able to effect closing transactions at any particular time or at an acceptable price. Disruptions such as trading interruptions or restrictions on option exercise in the markets for securities and other assets underlying options purchased or sold by the Fund could result in losses on an option, including the entire investment by the Fund in the option.


F. RESTRICTION CONCERNING INVESTMENTS IN UNSEASONED ISSUERS.
Restriction (14) concerns investments of more than 5% of the Fund's assets in "unseasoned issuers" (e.g., companies which have been in operation for less than three years). This restriction was formerly required by certain states' Blue Sky laws. MFS recommended the elimination of this restriction in order to provide the Fund with the maximum amount of flexibility.


Unseasoned issuers may have relatively small equity capitalizations (e.g., under $1 billion). Although these companies may provide greater opportunities for increased investment return, they also involve greater risk. These companies often have limited product lines, markets or financial resources. The securities of these companies may trade less frequently and in limited volume, and only in the over-the-counter market or on a regional securities exchange. As a result, these securities may fluctuate in value more than those of larger, more established companies. The Trustees believe that elimination of the policy will increase the flexibility of MFS in managing the Fund's assets by permitting investments by the Fund in unseasoned issuers that otherwise meet the investment objective and policies of the Fund. While securities of these issuers may be subject to greater risk, the Trustees believe that the increasing prevalence of unseasoned issuers, the investment opportunities offered by such issuers, and the fact that any such investments will be made in accordance with the investment objective and policies of the Fund, warrants the elimination of the current restriction.

REQUIRED VOTE
Approval of each of these proposals requires a 1940 Act Majority Vote of the Fund's shareholders (as defined above).

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR APPROVAL OF PROPOSALS 2A-F.

The adoption of any of these proposals is not contingent on the adoption of any other proposal. If the proposals are adopted by the shareholders of the Fund, they will take effect immediately. If any proposal is not approved by the shareholders, the Fund's present investment restriction relating to that proposal will remain in effect.

ITEM 3.  RATIFICATION OF SELECTION OF ACCOUNTANTS
It is intended that proxies not limited to the contrary will be voted in favor of ratifying the selection, by a majority of the Independent Trustees of the Fund, of Deloitte & Touche LLP pursuant to Section 32(a) of the 1940 Act as independent public accountants to certify every financial statement of the Fund required by any law or regulation to be certified by independent public accountants and filed with the SEC in respect of all or any part of the fiscal year ending November 30, 1998. Deloitte & Touche LLP has no direct or material indirect interest in the Fund. A representative of Deloitte & Touche LLP is expected to be present at the Meeting and will have an opportunity to make a statement if he desires to do so. Such representative is also expected to be available to respond to appropriate questions.

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR APPROVAL OF THIS ITEM.

MANNER OF VOTING PROXIES
If an enclosed proxy is properly executed and returned in time to be voted at the Special Meeting, (either by returning the paper proxy card or by submitting your proxy electronically via the Internet or by telephone) the shares represented thereby will be voted in accordance with the instructions marked thereon. Unless instructions to the contrary are marked thereon, a proxy will be voted "for" the matters listed in the accompanying Notice of Special Meeting of Shareholders and "for" any other matters deemed appropriate. If a proxy is properly executed and returned accompanied by instructions to withhold authority to vote (sometimes called a broker "non-vote" (that is, a proxy from a broker or nominee indicating that this person has not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the broker or nominee does not have discretionary power)), or is marked with an abstention (collectively, "abstentions"), the shares represented thereby will be considered to be present at the Special Meeting for purposes of determining the existence of a quorum for the transaction of business. Abstentions will not constitute a vote "for" or "against" a matter and will be disregarded in determining the "votes cast" on an issue. Therefore, abstentions will have the same effect as a vote "against" proposal 1 and proposals 2A-F, and will have no effect on proposal 3.


Proxy solicitations will be made primarily by mail, but proxy solicitations also may be made by telephone, telegraph, electronic means or personal interviews conducted by officers of the Fund, MFS, MFD, and/or MFSC, the transfer agent for the Fund. In addition, Shareholder Communications Corporation has been retained to assist in the solicitation of proxies, at an estimated cost of $55,000 (depending on the extent of services provided). The costs of the proxy solicitation and expenses incurred in connection with the preparation, printing and mailing of this proxy statement and its enclosures will be borne by MFS and not by the Fund. MFS will reimburse banks, brokers and other persons holding the Fund's shares registered in their names or in the names of their nominees, for their expenses incurred in sending proxy material to and obtaining proxies from the beneficial owners of such shares.


The management knows of no other matters to be brought before the Special Meeting. If, however, any other matters properly come before the Special Meeting and any adjournments thereof, it is the management's intention that proxies not limited to the contrary will be voted in accordance with the judgment of the persons named in the enclosed form of proxy.

INTERNET AND TELEPHONE VOTING -- For shares that are registered in your name, as well as for shares that you beneficially own and hold in "street name" through a broker, you have the opportunity to vote via the Internet or by telephone by utilizing a program provided through ADP Investor Communication Services ("ADP"). The giving of such a proxy will not affect your right to vote in person should you decide to attend the Special Meeting.

To vote via the Internet or telephone you will need the 12-digit "control" number that appears on your proxy card. To vote via the Internet, please access MFS or ADP on the World Wide Web at www.mfs.com or www.proxyvote.com, respectively. To vote by telephone, please call the toll-free phone number listed on your proxy card.

The Internet voting procedures are designed to authenticate shareholder identities, to allow shareholders to give their voting instructions and to confirm that shareholders' instructions have been recorded properly. Shareholders voting via the Internet should understand that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, that must be borne by the shareholders.

SUBMISSION OF CERTAIN PROPOSALS
The Fund is a Massachusetts business trust, and as such is not required to hold annual meetings of shareholders. However, meetings of shareholders may be held from time to time to consider such matters as the approval of investment advisory agreements or changes in certain investment restrictions. Proposals of shareholders which are intended to be presented at future shareholder's meetings must be received by the Fund a reasonable time prior to the Fund's solicitation of proxies relating to such future meeting.


ADDITIONAL INFORMATION
As of the Record Date, Merrill Lynch Pierce Fenner & Smith, Inc., 4800 Deer Lake Drive, Jacksonville, Florida, for the sole benefit of its customers, held 38,909,592 shares of the Fund (15.75% of the outstanding shares) as holder of record, but not beneficially.

The information contained in this proxy statement relating to MFS has been furnished by MFS.


In the event that sufficient votes in favor of the proposals set forth in the Notice of Special Meeting are not received by October 15, 1998, the persons named as appointed proxies on the enclosed proxy card may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the shares present in person or by proxy at the session of the meeting to be adjourned. The persons named as appointed proxies on the enclosed proxy card will vote in favor of any such adjournment those proxies required to be voted in favor of the proposal for which further solicitation of proxies is to be made. They will vote against any such adjournment those proxies required to be voted against such proposal. The costs of any such additional solicitation and of any adjourned session will by borne by MFS.

              IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY

September 4, 1998                    Massachusetts Investors Growth Stock Fund

                                                                    APPENDIX A

                 SIMILAR INVESTMENT COMPANIES ADVISED BY MFS
                                                                                                                       FEES
                                                                     NET ASSETS              ANNUAL RATE OF          WAIVED OR
NAME OF FUND                       INVESTMENT OBJECTIVE             AS OF 6/30/98             COMPENSATION           REDUCED TO
------------                       --------------------             -------------             ------------           ----------
Massachusetts Investors Growth     Long-term Growth of Capital
  Stock Series                       and Future Income                $  10,506,868    0.75%                            N/A
MFS Blue Chip Fund                 Capital Appreciation                     718,325    0.65%                           0.00%
Capital Appreciation Series        Capital Appreciation               1,592,125,808    0.75% of first $1B               N/A
                                                                                       0.675% of next $500M
                                                                                       0.65% in excess of $1.5B
Capital Appreciation Variable
  Account                          Capital Appreciation                 714,507,195    0.75% of first $300M             N/A
                                                                                       0.675% in excess of $300M
Conservative Growth Series         Long-term Capital Growth           1,601,456,358    0.55%                            N/A
MFS Core Growth Fund               Capital Appreciation                   3,491,629    0.75%                           0.00%
MFS Emerging Growth Fund           Long-term Capital Growth          11,983,420,539    0.75% of first $2.5B             N/A
                                                                                       0.70% of next $4.5B
                                                                                       0.65% in excess of $7B
MFS Emerging Growth Series         Long-term Capital Growth             669,828,643    0.75%                            N/A
Emerging Growth Series             Long-term Capital Growth             628,794,750    0.75% of first $300M             N/A
                                                                                       0.675% in excess of $300M
MFS Growth Opportunities Fund      Capital Growth                     1,116,168,543    0.50% of first $200M             N/A
                                                                                       0.40% in excess of $200M
MFS Institutional Mid-Cap Growth
  Equity Fund                      Long-term Capital Growth              48,935,778    0.60%                            N/A
MFS Managed Sectors Fund           Capital Appreciation                 458,014,507    0.75%                            N/A
Managed Sectors Series             Capital Appreciation                 376,781,159    0.75% of first $300M             N/A
                                                                                       0.675% in excess of $300M
Managed Sectors Variable Account   Capital Appreciation                 131,258,367    0.75% of first $300M             N/A
                                                                                       0.675% in excess of $300M
MFS Mid Cap Growth Fund            Long-term Capital Growth             139,101,623    0.75%                            N/A
MFS Research Fund                  Long-term Capital Growth           6,245,481,114    On Average Net Assets:           N/A
                                                                                       0.40% of first $100M
                                                                                       0.32% of next $400M
                                                                                       0.288% in excess of $500M
                                                                                           plus
                                                                                       On Gross Income:
                                                                                       5.0% of first $2M
                                                                                       4.0% of next $8M
                                                                                       3.6% in excess of $10M
MFS Research Series                Long-term Capital Growth             436,575,487    0.75%                            N/A
MFS Institutional Research Fund    Long-term Capital Growth             100,377,228    0.60%                            N/A
Research Series                    Long-term Capital Growth             906,587,164    0.75% of first $300M             N/A
                                                                                       0.675% in excess of $300M
MFS Science & Technology Fund      Capital Appreciation                   3,643,651    0.75%                           0.00%
MFS Special Opportunities Fund     Capital Appreciation                   4,202,288    0.75%                           0.00%
MFS Strategic Growth Fund          Capital Appreciation                 444,232,305    0.75%                            N/A
MFS Utilities Fund                 Capital Growth                       506,936,364    0.375% of Average Net
                                                                                         Assets; 6.25% Income          0.50%
MFS Utilities Series               Capital Growth                        52,718,860    0.75%                            N/A
Utilities Series                   Capital Growth                       175,744,714    0.75% of first $300M             N/A
                                                                                       0.675% in excess of $300M
MFS Capital Opportunities Fund     Capital Appreciation               1,538,803,018    0.75%                            N/A
MFS Value Series                   Capital Appreciation                  14,509,331    0.75%                            N/A
Capital Opportunities Series       Capital Appreciation                 156,113,801    0.75% of first $300M             N/A
                                                                                       0.675% in excess of $300M

                                                                    APPENDIX B

                                  [FORM OF]
                        INVESTMENT ADVISORY AGREEMENT


THIS AGREEMENT, made this 1st day of November, 1998 by and between MASSACHUSETTS INVESTORS GROWTH STOCK FUND, a Massachusetts business trust (the "Fund"), and MASSACHUSETTS FINANCIAL SERVICES COMPANY, a Delaware corporation (the "Adviser").


                                 WITNESSETH:

WHEREAS, the Fund is engaged in business as an open-end investment company registered under the Investment Company Act of 1940;

WHEREAS, the Adviser is willing to provide business management services to the Fund on the terms and conditions hereinafter set forth;

NOW, THEREFORE, in consideration of the mutual covenants and agreements of the parties hereto as herein set forth, the parties covenant and agree as follows:

ARTICLE 1: Duties of the Adviser. The Adviser shall provide the Fund with such investment advice and supervision as the latter may from time to time consider necessary for the proper management of its funds. The Adviser shall act as Adviser to the Fund and as such shall furnish continuously an investment program and shall determine from time to time what securities shall be purchased, sold or exchanged and what portion of the assets of the Fund shall be held uninvested, subject always to the restrictions of the Declaration of Trust, dated March 4, 1985, and By-Laws, each as amended from time to time (respectively, the "Declaration" and the "By-Laws"), and to the provisions of the Investment Company Act of 1940. The Adviser shall also make recommendations as to the manner in which voting rights, rights to consent to corporate action and any other rights pertaining to the Funds' portfolio securities shall be exercised. Should the Trustees at any time, however, make any definite determination as to the investment policy and notify the Adviser thereof in writing, the Adviser shall be bound by such determination for the period, if any, specified in such notice or until similarly notified that such determination has been revoked. The Adviser shall take, on behalf of the Fund, all actions which it deems necessary to implement the investment policies determined as provided above, and in particular to place all orders for the purchase or sale of portfolio securities for the Funds' account with brokers or dealers selected by it, and to that end the Adviser is authorized as the agent of the Fund to give instructions to the Custodian of the Fund as to deliveries of securities and payments of cash for the account of the Fund. In connection with the selection of such brokers or dealers and the placing of such orders, the Adviser is directed to seek for the Fund execution at the most favorable price by responsible brokerage firms at reasonably competitive commission rates. In fulfilling this requirement the Adviser shall not be deemed to have acted unlawfully or to have breached any duty, created by this Agreement or otherwise, solely by reason of its having caused the Fund to pay a broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Adviser determined in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Adviser's overall responsibilities with respect to the Fund and to other clients of the Adviser as to which the Adviser exercises investment discretion.

ARTICLE 2: Allocation of Charges and Expenses. The Adviser shall furnish at its own expense all necessary administrative services, office space, equipment and clerical personnel, and investment advisory facilities and executive and supervisory personnel for managing the investments, effecting the portfolio transactions and in general administering the affairs of the Fund. The Adviser shall arrange, if desired by the Fund, for officers and employees of the Adviser to serve as Trustees, officers or agents of the Fund if duly elected or appointed to such positions and subject to their individual consent and to any limitations imposed by law. It is understood that the Fund will pay all of its own expenses including, without limitation, compensation of Trustees not affiliated with the Adviser, governmental fees, interest charges, taxes, membership dues in the Investment Company Institute allocable to the Fund, fees and expenses of independent auditors, of legal counsel and of any transfer agent, registrar or dividend disbursing agent of the Fund, expenses of repurchasing and redeeming shares, expenses of preparing, printing and mailing share certificates, prospectuses, shareholders' reports, notices, proxy statements and reports to governmental officers and commissions, brokerage and other expenses connected with the execution of portfolio security transactions, insurance premiums, fees and expenses of the custodian for all services to the Fund, including safekeeping of funds and securities, keeping of books and accounts and calculation of the net asset value of shares of the Fund, expenses of shareholders' meetings, and expenses relating to the issuance, registration and qualification of shares of the Fund.

ARTICLE 3: Compensation of the Adviser. For the services to be rendered and the facilities to be furnished as provided in Articles 1 and 2 above, the Fund shall pay to the Adviser an investment advisory fee computed and paid monthly at a rate equal to 0.33% of the Fund's average daily net assets on an annualized basis. If the Adviser shall serve for less than the whole of any period specified in this Article 3, the compensation to the Adviser shall be prorated.

ARTICLE 4: Brokerage Offset Account. The Adviser hereby assumes responsibility of Massachusetts Financial Services, Inc. ("MFS") for carrying out the terms of Article 4 of the Investment Advisory Agreement dated December 10, 1971, between Massachusetts Investors Growth Stock Fund, Inc. (the "Predecessor Fund") and MFS to the extent set forth below. Pursuant thereto, MFS agreed that prior to or promptly following December 10, 1971, it would apply, through a subsidiary or affiliate (the "affiliate"), for membership on the Philadelphia Stock Exchange and/or for the status of approved non-member on the Pacific Coast Stock Exchange. Said agreement shall continue in full force and effect with respect to the Adviser and the Fund, as successor to the Predecessor Fund.

    (a) In the event that any such application is granted, the Adviser, to the extent permitted by the rules of such exchange or exchanges, shall credit against the management fees of the Fund a portion of the "net profits" of the affiliate computed in the manner described below. Such "net profits" of the affiliate shall be offset in the appropriate amount against the management fee owed to the Adviser by the Fund at any time or from time to time in the three months immediately succeeding the end of the affiliate's fiscal year.

    (b) During each fiscal year of the affiliate, gross revenues of the affiliate from brokerage transactions** for the portfolios of the Trust and the Fund, or attributable thereto, will be credited to an Offset Account for the Trust and the Fund. The Offset Account will be charged with all of the direct expenses of each such transaction, including applicable clearing fees, transfer taxes, exchange fees, or other fees and a share of the expenses of the affiliate's operations prorated on the basis of the affiliate's gross brokerage revenues from brokerage transactions for the portfolios of the Trust and the Fund, compared to the affiliate's gross revenues from all sources. The expenses to be so prorated will include rent, depreciation of depreciable capital assets over their useful lives, interest attributable to the affiliate's operations, salaries for personnel to the extent they are engaged in the operations of the affiliate including its recordkeeping and accounting and other direct expenses and costs incurred in connection with the affiliate's operations. In addition, in lieu of the affiliate's indirect expenses, such as general overhead, executive supervision and general administration, there will be charged to the Offset Account an amount equal to twenty per cent of the gross revenues credited to the Offset Account. Other adjustments customary to a brokerage operation may be made to the Offset Account. After deducting expenses as set forth above from the gross commissions attributed to the Offset Account, there shall be deducted an amount attributed to State and Federal income taxes, the sum to be deducted for this purpose to be computed as if the Offset Account were a Massachusetts business corporation required to file separate Massachusetts and Federal income tax returns. The balance in the account after the above deductions will be considered "net profits" of the Offset Account.

----------
**As used in this Article, the term "brokerage transaction" shall mean any purchase or sale of securities in connection with which a commission is paid to a broker-dealer acting as broker or agent and the terms "brokerage commissions" and "brokerage revenues" shall mean those commissions and revenues which are attributable to brokerage transactions.

    (c) The net profits of the Offset Account shall be divided between the Trust and the Fund in proportion to the total dollar amount of all portfolio transactions, other than transactions in government securities and short-term corporate notes, of the Trust and the Fund during the period for which the net profits are computed.

    (d) With respect to each fiscal year of the affiliate, all net profits of the Offset Account shall be offset against the management fees of the Trust and the Fund to the extent earned.

    (e) Following the end of the affiliate's fiscal year, the Adviser and the affiliate shall furnish to the Fund a financial statement for the Offset Account and an opinion with respect thereto by an independent public accountant.

    (f) The Adviser is hereby expressly authorized, subject to the primary requirement of obtaining for the Fund the most favorable execution and price, to direct to itself or its affiliate such brokerage transactions of the Fund as it shall in its sole discretion determine appropriate, except that in no event shall the Adviser or its affiliate execute portfolio transactions with the Fund on a principal basis, except as permitted by the Investment Company Act of 1940 and the Rules, Regulations or orders thereunder.

ARTICLE 5: Shareholder Approval. The Adviser agrees that, while this Agreement is in effect, it will not permit (i) attribution of any value to this Agreement in computing the value of the Adviser's stock, or (ii) sales of stock by the Adviser or its shareholders at prices in excess of value (excluding attribution of any value to the Agreement), without, in either case, first obtaining the favorable vote of a majority of the outstanding voting securities of the Fund.

The Fund agrees that upon notification by the Adviser that it intends to engage in attribution of value or sales as described above, which would require approval by shareholders of the Fund under this Agreement, it will submit the question of approval or disapproval of such action to its shareholders as promptly as practicable after receipt of such notice.

ARTICLE 6: Covenants of the Adviser. The Adviser agrees that it will not deal with itself, or with the Trustees of the Fund or the Underwriter as principals in making purchases or sales of securities or other property for the account of the Fund, except as permitted by the Investment Company Act of 1940 and the Rules, Regulations or orders thereunder, will not take a long or short position in the shares of the Fund except as provided by the Declaration, and will comply with all other provisions of the Declaration and By-Laws relative to the Adviser and its officers and directors.

ARTICLE 7: Limitation of Liability of the Adviser. The Adviser shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution and management of the Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties hereunder. As used in this Article 7, the term "Adviser" shall include directors, officers and employees of the Adviser as well as the corporation itself.

ARTICLE 8: Activities of the Adviser. The services of the Adviser to the Fund are not to be deemed to be exclusive, the Adviser being free to render services to others. It is understood that Trustees, officers, and shareholders of the Fund may be or become interested in the Adviser, as directors, officers, employees, or otherwise and that directors, officers and employees of the Adviser may be or become similarly interested in the Fund, and that the Adviser may be or become interested in the Fund as shareholder or otherwise.

ARTICLE 9: Duration, Termination and Amendment of this Agreement. This Agreement shall become effective on the date of its execution and shall govern the relationship between the parties hereto thereafter, and shall remain in force until August 1, 2000 on which date it will terminate unless its continuance after August 1, 2000 is specifically approved at least annually
(i) by the vote of a majority of the Trustees of the Fund who are not interested persons of the Fund or of the Adviser at a meeting specifically called for the purpose of voting on such approval, and (ii) by the Trustees of the Fund, or by vote of a majority of the outstanding voting securities of the Fund. The aforesaid requirement that continuance of this Agreement be "specifically approved at least annually" shall be construed in a manner consistent with the Investment Company Act of 1940 and the Rules and Regulations thereunder.

This Agreement may be terminated at any time without the payment of any penalty by the Trustees or by vote of a majority of the outstanding voting securities of the Fund, or by the Adviser, on not more than sixty days' nor less than thirty days' written notice to the other party. This Agreement shall automatically terminate in the event of its assignment.

This Agreement may be amended only if such amendment is approved by vote of a majority of the outstanding voting securities of the Fund.

The terms "vote of a majority of the outstanding voting securities", "assignment", "affiliated person", and "interested person", when used in this Agreement, shall have the respective meanings specified in the Investment Company Act of 1940 and the Rules and Regulations thereunder, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under said Act, and the term "brokerage and research services" shall have the meaning given in the Securities Exchange Act of 1934 and the Rules and Regulations thereunder.


IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered in their names and on their behalf by the undersigned officers thereunto duly authorized, all as of the day and year first above written. The undersigned officer of the Fund has executed this Agreement not individually, but as an officer under the Declaration and the obligations of this Agreement are not binding upon any of the Trustees, officers or shareholders of the Fund, individually, but bind only the trust estate.


                                        MASSACHUSETTS INVESTORS GROWTH
                                          STOCK FUND

                                        By: ---------------------------------
                                              James R. Bordewick, Jr.
                                              Assistant Secretary

                                        MASSACHUSETTS FINANCIAL
                                          SERVICES COMPANY

                                        By: ---------------------------------
                                              Arnold D. Scott
                                              Senior Executive Vice President

                                                                    APPENDIX C

        FUNDAMENTAL INVESTMENT RESTRICTIONS PROPOSED TO BE ELIMINATED

As set forth in the Fund's current Statement of Additional Information, the Fund may not:

 (9) Purchase securities issued by any other registered investment company except by purchase in the open market where no commission or profit to a sponsor or dealer results from such purchase other than the customary broker's commission, or except when such purchase, though not made in the open market, is part of a plan of merger or consolidation; provided, however, that the Fund shall not purchase the securities of any registered investment company if such purchase at the time thereof would cause more than 10% of the Fund's total assets, taken at market value, to be invested in the securities of such issuer; and provided, further, that the Fund shall not purchase securities issued by any open-end investment company.

(10) Purchase or retain any securities of an issuer any of whose officers, directors, trustees or security holders is an officer or Trustee of the Fund, or is a member, officer or Director of the Adviser, if after the purchase of the securities of such issuer by the Fund one or more of such persons owns beneficially more than 1/2 of 1% of the shares or securities, or both, all taken at market value, of such issuer, and such persons owning more than 1/2 of 1% of such shares or securities together own beneficially more than 5% of such shares or securities, or both, all taken at market value.

(11) Purchase any securities or evidences of interest therein on margin, except that the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of securities and except that the Fund may make margin deposits in connection with options, Futures Contracts, Options on Futures Contracts and Forward Contracts.

(12) Sell any security which the Fund does not own unless by virtue of its ownership of other securities the Fund has at the time of sale a right to obtain securities without payment of further consideration equivalent in kind and amount to the securities sold and provided that if such right is conditional the sale is made upon the same conditions.

(13) Purchase or sell any put or call option or any combination thereof; provided, that this shall not prevent the purchase, ownership, holding or sale of warrants where the grantor of the warrants is the issuer of the underlying securities or the writing, purchasing and selling of puts, calls or combinations thereof with respect to securities, indexes of securities, foreign currencies and Futures Contracts.

(14) Invest more than 5% of its assets in companies which, including predecessors, have a record of less than three years" continuous operation.

MIG-14 9/98 291M
575719

                              [FORM OF PROXY CARD]

[logo] M F S(R)
       INVESTMENT MANAGEMENT
We invented the mutual fund(R)

MFS FUNDS
500 BOYLSTON STREET
BOSTON, MA 02116

      THIS PROXY IS SOLICITED BY AND ON BEHALF OF THE BOARD OF TRUSTEES OF
                  MASSACHUSETTS INVESTORS GROWTH STOCK FUND
         Proxy for the Special Meeting of Shareholders, October 15, 1998


The undersigned hereby appoints JAMES R. BORDEWICK, JR., STEPHEN E. CAVAN, W. THOMAS LONDON, JEFFREY L. SHAMES and ARNOLD D. SCOTT, and each of them, proxies with several powers of substitution, to vote for the undersigned at the Special Meeting of Shareholders of MASSACHUSETTS INVESTORS GROWTH STOCK FUND (the "Fund"), to be held at 500 Boylston Street, Boston, Massachusetts, on Thursday, October 15, 1998 at 10:00 a.m., notice of which meeting and the Proxy Statement accompanying the same have been received by the undersigned, or at any adjournment thereof, upon the following matters as described in the Notice of Meeting and accompanying Proxy Statement.


WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. THE PROPOSALS HAVE BEEN PROPOSED BY THE BOARD OF TRUSTEES. IF NO DIRECTION IS GIVEN ON THE PROPOSALS, THIS PROXY CARD WILL BE VOTED "FOR" ITEM 1, ITEMS 2.A THROUGH 2.F, AND ITEM 3. THE PROXY WILL BE VOTED IN ACCORDANCE WITH THE PROXY HOLDER'S BEST JUDGMENT AS TO ANY OTHER MATTER.

                          OPTIONS FOR SUBMITTING PROXY
              1. Return the attached proxy card using the enclosed envelope.

              2. Vote via the Internet at www.mfs.com or www.proxyvote.com

              3. Vote via the telephone at 1-800-[690-6903].
             [4. Fax this executed proxy card to 1-800-733-1885.]

To vote via the Internet or telephone, you must have the Control Number listed below.

[ACCOUNT]
[SHARES]
[CONTROL NUMBER]

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:         MASSING                    KEEP THIS PORTION FOR YOUR RECORDS
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                                                                                              DETACH AND RETURN THIS PORTION ONLY
                                         THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
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                                PLEASE VOTE AND SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.


Please sign this proxy exactly as your name appears. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

Vote On Proposals                       For  Against Abstain                                                 For Against Abstain
                                        [ ]    [ ]     [ ]      3) RATIFICATION OF SELECTION OF ACCOUNTANTS. [ ]   [ ]     [ ]

1)  TO APPROVE A NEW INVESTMENT
    ADVISORY AGREEMENT BETWEEN
    MASSACHUSETTS FINANCIAL
    SERVICES COMPANY AND THE FUND.

2)  TO APPROVE THE ELIMINATION
    OF CERTAIN FUNDAMENTAL INVESTMENT
    POLICIES AS SET FORTH ON
    APPENDIX C TO THE PROXY
    STATEMENT.

    2.A. Eliminate the restriction      [ ]    [ ]     [ ]
         concerning investment in
         other investment companies.

    2.B. Eliminate the restriction      [ ]    [ ]     [ ]
         concerning transactions with
         affiliates.

    2.C. Eliminate the restriction      [ ]    [ ]     [ ]
         concerning purchasing
         securities on margin.

    2.D. Eliminate the restriction      [ ]    [ ]     [ ]
         concerning short sales.

    2.E. Eliminate the restriction      [ ]    [ ]     [ ]
         concerning certain types of
         options.

    2.F. Eliminate the restriction      [ ]    [ ]     [ ]      Please be sure to sign and date this Proxy.
         concerning investments in
         unseasoned issuers.

------------------------------------------                      ------------------------------------------
                                    |                                                               |
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Signature [PLEASE SIGN WITHIN BOX]    Date                      Signature [Joint Owners]             Date

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